.	Summary Prospectus September 1, 2026

Allspring Spectrum Income Allocation Fund

Class A: WCAFX; Class C: WCCFX; Institutional Class: WCYFX	Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at allspringglobal.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to AllspringFundsShareholders@allspringglobal.com. The current prospectus (“Prospectus”) and statement of additional information(“SAI”), dated September 1, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks current income with a secondary emphasis on capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Allspring Funds. More information about these and other discounts is available from your financial professional and in “Share Class Features” and “Reductions and Waivers of Sales Charges” on pages 49 and 50 of the Prospectus and “Additional Purchase and Redemption Information” on page 75 of the Statement of Additional Information. Investors who purchase through certain intermediaries may be subject to different sales charge discounts than those outlined shares in these sections. Please see Appendix A on page 77 for further information.

Shareholder Fees (fees paid directly from your investment)
	A	C	INSTITUTIONAL
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	1.00%	None
1.	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	INSTITUTIONAL
Management Fees	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%
Other Expenses	0.64%	0.64%	0.33%
Acquired Fund Fees and Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses[2]	1.20%	1.95%	0.89%
Fee Waivers	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers2,[3]	1.02%	1.77%	0.71%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include any acquired fund fees and expenses.
3.	The Manager has contractually committed through August 31, 2027, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.71% for Class A, 1.46% for Class C and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ASSUMING YOU SOLD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class A	$673	$917	$1,180	$1,931
Class C	$280	$595	$1,035	$2,260
Institutional Class	$73	$266	$475	$1,079
ASSUMING YOU HELD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class C	$180	$595	$1,035	$2,260

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a fund-of-funds that invests in various affiliated and unaffiliated mutual funds and exchange-traded funds (“Underlying Funds”) to pursue its investment objective. We seek to achieve the Fund’s investment objective by allocating up to 20% of its assets to stock funds, at least 65% and up to 85% of its assets to bond funds, up to 20% of its assets to inflation sensitive funds and up to 15% of its assets to alternative investment funds. The Fund’s broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.

The Fund is a diversified portfolio of bond, stock, inflation sensitive and alternative investment strategy funds, with an emphasis on bonds. Bond holdings may be diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings may be diversified across a wide range of stock fund styles, including large company, small company and international. Inflation sensitive holdings are allocated across funds with investment strategies commonly used to protect against the effects of inflation, which may include, but are not limited to, investments in inflation protected bonds, commodities, natural resources, precious metals, or real estate. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, risk premia, managed futures, merger arbitrage, global multi-asset, long-short, market neutral, or other tactical investment strategies. An Underlying Fund may invest in securities across multiple asset classes and we consider these various underlying allocations for purposes of making investments consistent with the Fund’s allocations outlined above.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among asset classes. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and market technicals. Changes to effective allocations in the Fund may be implemented with index futures contracts or by buying and selling Underlying Funds, or both.

The Fund uses derivatives in an attempt to manage short-term volatility, mitigate risk and/or improve returns under certain market conditions, by establishing long and/or short positions in exchange-traded futures contracts across a variety of asset classes, which include, but are not limited to, stocks, bonds, and currencies.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.

Underlying Funds Risk. The risks associated with a Fund include the risks related to each Underlying Fund in which the Fund invests.

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in non-traditional investments such as commodities, or following risk premia, managed futures, merger arbitrage, global multi-asset, long-short, market neutral, systematic or other tactical investment strategies, may involve complex securities types or transactions and extensive short positions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with the strategies.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

Inflation-Indexed Debt Securities Risk. The principal value of an inflation-indexed debt security is periodically adjusted according to the rate of inflation and, as a result, the value of a Fund’s yield and return will be affected by changes in the rate of inflation.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value and become less liquid when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of rising interest rates. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. When interest rates decline or are low, the prepayment of mortgages or assets underlying such securities can reduce a Fund’s returns.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at www.allspringglobal.com.

Calendar Year Total Returns for Class C as of 12/31 each year[2] (Returns do not reflect sales charges and would be lower if they did)
.	Highest Quarter: June 30, 2020	+7.37%
	Lowest Quarter: June 30, 2022	-6.10%
	Year-to-date total return as of June 30, 2026 is +4.74%

Average Annual Total Returns for the periods ended 12/31/2025
	INCEPTION DATE OF SHARE CLASS	1 YEAR	5 YEAR	10 YEAR
Class A (before taxes)[1]	2/10/2017	2.83%	0.54%	2.99%
Class C (before taxes)[2]	9/30/2004	7.27%	0.99%	3.04%
Class C (after taxes on distributions)[2]	9/30/2004	5.92%	-0.32%	1.67%
Class C (after taxes on distributions and the sale of Fund Shares)[2]	9/30/2004	4.31%	0.25%	1.90%
Institutional Class (before taxes)[3]	7/31/2018	9.48%	2.07%	3.84%
Spectrum Income Allocation Blended Index (reflects no deduction for fees, expenses, or taxes)[4]		10.19%	2.65%	4.63%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)[5]		22.34%	11.19%	11.72%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.30%	-0.36%	2.01%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		17.15%	13.15%	14.29%
1.	Historical performance for the Class A shares prior to their inception reflects the performance of the Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for the Class A shares would be higher.
2.	Prior to February 13, 2017, historical performance shown for the Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.
3.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.
4.	Source: Allspring Funds Management, LLC. The Spectrum Income Allocation Blended Index is comprised of 19% MSCI ACWI Index (net), 54% Bloomberg U.S. Aggregate Index, 15% Bloomberg U.S. TIPS Index and 12% ICE BofA U.S. High Yield Constrained Index. You cannot invest directly in an index.
5.	The Fund has changed its regulatory benchmark from the Russell 3000 Index to the MSCI ACWI Index (net). The Manager believes that the MSCI ACWI Index (net) better reflects the Fund’s overall investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown for only one class of shares. After-tax returns for any other class will vary.

Fund Management

MANAGER	SUB-ADVISER	PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Petros N. Bocray, CFA, FRM, Portfolio Manager / 2022 David Kowalske, Jr., Portfolio Manager / 2024 Randy Rennicke, CFA, Portfolio Manager / 2025
	Allspring Global Investments (UK) Limited	Rushabh Amin, Portfolio Manager / 2025

Purchase and Sale of Fund Shares

In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional, or if applicable, your retirement plan sponsor.

Eligibility requirements may vary by class; please see “Share Class Eligibility” in the Prospectus for more information.

	MINIMUM INVESTMENTS	ADDITIONAL INVESTMENTS
Class A and Class C	Regular Accounts: $1,000 IRAs, IRA Rollovers, Roth IRAs: $250 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum	Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum
Institutional Class	$1 million (this amount may be reduced or eliminated for certain eligible investors)	None
TO BUY OR SELL SHARES
Class A, Class C, and Institutional Class	Mail: Allspring Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: www.allspringglobal.com Phone or Wire: 1-800-222-8222

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Intermediaries

If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.

Link to Prospectus	Link to SAI

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